Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated July 29, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for the Fund listed below:
Invesco Short Term Municipal Fund
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
Effective July 30, 2021, the Fund elects to change its broad measure of market performance from the Bloomberg Barclays Municipal 1 Year Bond Index to the S&P Municipal Bond Short Index, which the Fund believes is a more appropriate broad measure of market performance. As a result, the performance table appearing under the heading “Fund Summary –Performance Information – Average Annual Total Returns” in the prospectuses is replaced in its entirety as set forth below. The performance table compares the Fund’s performance to that of its new broad measure of market performance, its prior broad measure of market performance, and an additional index with characteristics relevant to the Fund.
Average Annual Total Returns (for the periods ended December 31, 2019)	Inception Date	1 Year	5 Years	Since Inception
Class A:

Return Before Taxes	12/6/2010	2.69%	1.75%	2.21%

Return After Taxes on Distributions		2.69	1.75	2.20

Return After Taxes on Distributions and Sale of Fund Shares		2.36	1.76	2.13

Class C:	12/6/2010	0.92	0.99	1.52

Class Y:	12/6/2010	2.95	2.00	2.45

Class R6[1]:	5/24/2019	3.13	1.84	2.25

S&P Municipal Bond Short Index (reflects no deduction for fees, expenses or taxes)[2]		3.11	1.46	1.52

Bloomberg Barclays Municipal 1 Year Bond Index (reflects no deduction for fees, expenses or taxes)[2]		2.46	1.20	1.08

U.S. Consumer Price Index (reflects no deduction for fees, expenses or taxes)[2]	11/30/2010	2.29	1.82	1.79

1 Performance shown prior to the inception date is that of the Fund’s and the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class. Class A shares’ performance reflects any applicable fee waiver and/or expense reimbursements.
2 The Fund elects to use the S&P Municipal Bond Short Index to represent its broad measure of market performance rather than the Bloomberg Barclays Municipal 1 Year Bond Index because the Fund believes the S&P Municipal Bond Short Index is a more appropriate broad measure of market performance.
Effective July 30, 2021, the following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Michael Magee	Portfolio Manager	2021

Tim O’Reilly	Portfolio Manager	2019

Mark Paris	Portfolio Manager	2019

Rebecca Setcavage	Portfolio Manager	2019

Julius Williams	Portfolio Manager	2019

Effective July 30, 2021, the following information replaces in its entirety the information appearing under the heading “FundManagement – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
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Michael Magee, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2010.
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Tim O’Reilly, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
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Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
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Rebecca Setcavage, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Ms. Setcavage was associated with OppenheimerFunds, a global asset
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management firm, from 2017 to 2019. From 2004 to 2017, she was employed by T. Rowe Price where she last served as a Portfolio Investment Analyst.
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Julius Williams, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.
The portfolio managers are assisted by investment professionals from the Invesco Municipal Fund Management Team. Members of the team may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
Effective July 30, 2021, Charles S. Pulire no longer serves as Portfolio Manager of the Fund. All references to Mr. Pulire in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
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